      Portions of Exhibit 10.5 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.

                                  May 31, 1999

                            OSI PHARMACEUTICALS, INC.

                                       and

                               NOVARTIS PHARMA AG

                   AMENDMENT NO. 2 TO COLLABORATIVE AGREEMENT

                                 Amendment No. 2

      THIS AMENDMENT is made as of the 31st day of May, 1999 between NOVARTIS PHARMA AG, successor-in-interest to the pharmaceutical business of CIBA-GEIGY LIMITED, of Lichtstrasse 35, CH-4002 Basel, Switzerland (hereinafter referred to as "NOVARTIS") and OSI PHARMACEUTICALS, INC., formerly known as ONCOGENE SCIENCE, INC., of 106 Charles Lindbergh Boulevard, Uniondale, New York 11553-3649, USA (hereinafter referred to as "OSI").

      WHEREAS, NOVARTIS and OSI are partners in a Collaborative Agreement dated as of April 19, 1995 (the "1995 Agreement"), pursuant to which OSI granted to NOVARTIS an exclusive license with the right to grant sublicenses to manufacture, have manufactured, use and sell products containing the Compound (as defined in Clause 1.3 of the 1995 Agreement) for the Licensed Indications (as defined in Clause 1.5 of the 1995 Agreement) (all capitalized items used herein but not defined shall have the meanings described thereto in the 1995 Agreement); and

      WHEREAS, pursuant to the 1995 Agreement, OSI also granted to NOVARTIS an option to acquire from OSI a license to manufacture, use and sell products containing TGF-(beta)3 and other TGF-(beta)s for all other indications not now included in the Licensed Indications; and

      WHEREAS, the four year time limit to exercise the option was extended until May 31, 1999 by an amendment to the 1995 Agreement ("Amendment 1") dated April 13, 1999; and

      WHEREAS, OSI and NOVARTIS hereby wish to amend certain terms of the 1995 Agreement.

      NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1. References. All references in the 1995 Agreement to "CIBA-GEIGY" or "CG" shall be deemed to be references to "NOVARTIS". All references in the 1995 Agreement to "ONCOGENE SCIENCE" shall be deemed to be references to "OSI".

2. Recitals. The recital (F) in the 1995 Agreement shall be deleted in its entirety and replaced with the following:

      "NOVARTIS also wishes to have the opportunity to acquire from OSI a license to manufacture, use and sell products containing TGF-(beta)3 and other TGF-(beta)s for certain other indications not now included in the Licensed Indications".

3. Definitions.

      (a) Section 1.5 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "1.5 "Licensed Indications" shall mean: (i) bone, cartilage and tendon repair, and (ii) additional indications deemed to be included in the Licensed Indications pursuant to Clause 5.7 and Clause 5.8, as amended."

      (b) Section 1.7 of the 1995 Agreement shall be amended so that the language immediately following subsection (v) shall be as follows:

                  "all to the extent actually allowed, accrued or taken, and as determined in accordance with the standard accounting procedures of the party (i.e., NOVARTIS or OSI) making the Net Sales."

      (c) Section 1.11 of the 1995 Agreement shall be amended as follows:

            "1.11 "Products" shall mean pharmaceutical preparations containing the Compound designed for administration to human beings and animals which fall within the scope of the claims of the OSI Patents."

4. Supply of TGF-(beta)s.

      (a) The second sentence of Section 3.3(d) of the 1995 Agreement shall be deleted and replaced with the following:

          "3.3(d) It is understood that NOVARTIS (i) shall not be obliged to scale up its manufacturing process solely to meet the requirements of OSI and OSI's licensees for research and development purposes and clinical trials, and (ii) shall only be obliged to supply Compound to OSI and OSI's licensees for such purposes as long as it has sufficient Compound for its own consumption. Provided NOVARTIS decides to initiate full development of a Product in the Licensed Indications, it is the intention of NOVARTIS to scale up such process to meet its estimated future requirements. NOVARTIS will use commercially reasonable efforts in designing its processing capacity so that it is adequate to also meet all of OSI's requirements and that of OSI's licensees for commercial quantities of the Compound foreseen at the time of such scale up. If such processing capacity proves to be adequate, NOVARTIS shall use reasonable efforts to also supply OSI and the licensees of OSI."

      (b) The third sentence of Section 3.3(d) of the 1995 Agreement shall be deleted and replaced with the following:

          "3.3(d) Should NOVARTIS fail to do so, or if processing capacity should prove to be inadequate to meet all OSI actual requirements and NOVARTIS should be unwilling to invest in additional capacity, or if NOVARTIS decides not to initiate full development of a Product, it agrees if so requested to grant a license to OSI under the NOVARTIS Patents and NOVARTIS Know-How to produce the Compound on terms to be negotiated in good faith, the financial terms to be reasonable having regard to the cost of supplies of the Compound as at the date of the license negotiations, the cost to OSI of procuring the grant of licenses for any parts of the process covered by Third Party Patents, and the estimated production costs of OSI."

      (c) At the end of Section 3.3(e) of the 1995 Agreement the following language shall be added:

          "3.3(e) The parties furthermore agree that in case NOVARTIS decides not to continue the development of the Compound in the Licensed Indications NOVARTIS shall, upon the request of OSI, make available its remaining stock of Compound in accordance with the arrangements hereinafter, whereupon NOVARTIS shall no longer be required to produce further Compound for supply to OSI and OSI's licensees."

      (d) The second sentence of Section 3.3(f) of the 1995 Agreement shall be deleted and replaced with the following:

          "3.3(f) Except during the 36-month notification periods or in case of the discontinuance of the development of the Compound in the Licensed Indications as set forth in Sections 3.3(b) and 3.3(e), NOVARTIS shall, in the event that it is unable to supply the Compound to OSI for a period of 90 days by reason of force majeure or otherwise, use commercially reasonable endeavours to have an alternative plant for the production of the Compound validated within one year from the date of cessation of supply."

5. Development.

      (a) Section 4.1 of the 1995 Agreement (including subsections 4.1.1, 4.1.2,
4.1.3 and 4.1.4) shall be deleted in its entirety and replaced with the following:

            "4.1 NOVARTIS shall be solely responsible, at its own expense, for the development of the Products for the Licensed Indications. NOVARTIS shall use reasonable diligence to take all steps necessary for the development of such Products."

      (b) The following language shall be added after Section 4.3 of the 1995 Agreement, Section 4.3 then becoming Section 4.3.1:

            4.3.2 NOVARTIS hereby acknowledges and notifies OSI that as of May
                  31, 1999 (the "Discontinuance Date"), NOVARTIS has discontinued development of Products for the indications of oral mucositis and healing of soft tissue wound, including prevention of scarring and fibrosis (such indications being hereinafter referred to as the "Discontinued Indications"). NOVARTIS and OSI agree that all licenses heretofore granted to NOVARTIS with respect to the Discontinued Indications are terminated. With respect to the Discontinued Indications, upon and following the Discontinuance Date, NOVARTIS shall make available to OSI, as more specifically described below, for use by OSI and its licensees, the results of development work carried out up to the Discontinuance Date, including, without limitation, access to NOVARTIS' Investigational New Drug ("IND") filing made with the United States Food and Drug Administration and any equivalent filings made in countries other than the United States. It is understood that results relating to formulation of the Compound and analytical methods developed by NOVARTIS up to the Discontinuance Date shall be excluded from such transfer. NOVARTIS shall make a good faith effort to make available the results of NOVARTIS' development work by delivery of all written materials to OSI within 45 days following the Discontinuance Date and by meeting for one day with representatives of OSI and OSI's licensees at a place and on a date mutually convenient within 45 days following the receipt by NOVARTIS of an agenda of outstanding issues necessary for OSI and/or OSI's licensees to continue work in the Discontinued Indication. NOVARTIS hereby acknowledges and agrees that OSI and/or OSI's licensees may use any of the foregoing results for the purpose of continuing development for indications other than the Licensed Indications subject to the following terms and conditions:

                  (a) with respect to development and sales of a Product for oral mucositis by OSI or a licensee of OSI, OSI shall pay to NOVARTIS (i) ** of any Net Sales made directly by OSI, and/or
                  (ii) ** of any revenue received by OSI from its licensee(s) including, without limitation, revenue generated by licensing fees, milestone payments or royalties;

----------

** This portion has been redacted pursuant to a request for confidential treatment.

                  (b) with respect to development and sales of a Product for any indications other than oral mucositis or other than any indication included within the Licensed Indications, OSI shall pay to NOVARTIS (i) ** of any Net Sales made directly by OSI, and/or (ii) ** of any revenue received by OSI from its licensee(s), including, without limitation, revenue generated by licensing fees, milestone payments or royalties; and

                  (c) with respect to any indications other than oral mucositis or other than any indication included within the Licensed Indications, if OSI or its licensee(s) completes Phase II clinical trials with respect to a Product and, at such point, seeks a licensee to complete development of the Product and to commercialize the Product, OSI hereby grants to NOVARTIS a right of first negotiation with respect to such a license. OSI and NOVARTIS shall negotiate such a license in good faith taking into consideration the contributions of the parties up to the Discontinuance Date. If the parties fail to enter into such a license, OSI or its licensee may enter into such a license with a third party, provided that OSI or its licensee may not offer more favorable terms to a third party without first offering such favorable terms to NOVARTIS.

                  (d) For the purpose of calculating the royalties Sections 5.2 and 5.3 shall be applicable and Sections 5.4, 5.5 and 5.6 shall apply to all payments made by OSI hereunder."

      (c) Section 4.5 of the 1995 Agreement shall be deleted in its entirety.

6. Payment of Royalties and for Rights Granted.

      (a) Section 5.2 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.2 NOVARTIS agrees to pay OSI a royalty of ** of Net Sales of the Products in the Licensed Indications made by NOVARTIS or its sub-licensees during the royalty period. OSI agrees to pay NOVARTIS a royalty of ** of Net Sales made directly by OSI of the Products outside the Licensed Indications in accordance with Section 4.3.2 during the royalty period. The royalty period shall be calculated on a country-by-country basis and shall commence on the date of the commercial launch of any of the Products either by NOVARTIS and/or OSI, as applicable, and shall end on the date of expiry of the Patents in the country."

----------
** This portion has been redacted pursuant to a request for confidential treatment.

      (b) Section 5.3 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.3 If OSI shall not have applied for any Patent in a particular country or if patent protection for a Product sold either by NOVARTIS and/or OSI, as applicable, is refused or revoked, the rate of royalty payable on Net Sales in that country shall be reduced **. Royalties under this Section 5.3 shall be payable for a period of ten years from the date of commercial launch in the country in question."

      (c) Section 5.4 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.4 No later than 60 days after the end of each Half Year NOVARTIS and/or OSI shall deliver to the other party a statement showing its and its (sub)licencees' Net Sales of Products invoiced during such Half Year, and in the case of OSI also any revenue from its licencee(s) and shall pay to the other party the amount due on such Net Sales and/or revenue, as applicable."

      (d) Section 5.5 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.5 NOVARTIS and OSI shall keep accurate records in sufficient detail to enable the amount of payments due hereunder to be calculated and shall maintain such records for a period of two Years after the end of the period to which they relate. NOVARTIS and OSI shall be entitled to have such records examined during normal working hours by an independent firm of accountants to which the other party has no reasonable objection so as to verify the correctness of any payment PROVIDED HOWEVER that such firm of accountants shall only report to the other party the correct amount of Net Sales and the amount of royalty due and in the case of OSI any revenue from licencee(s), and shall keep confidential all other information acquired in the course of such examination."

----------
** This portion has been redacted pursuant to a request for confidential treatment.

      (e) Section 5.6 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.6 (a) Royalties and any other payments due hereunder shall be made in US Dollars into such accounts as shall be nominated by the receiving party for that purpose. In the case of NOVARTIS Net Sales in currencies other than in US Dollars, such Net Sales shall first be calculated in the foreign currency, then converted to Swiss Francs and then converted to US Dollars, in each case using a ** exchange rate calculated on the basis of NOVARTIS' ** average exchange rates. NOVARTIS' monthly average exchange rates are currently calculated using the average of Reuters Daily Rates between 09:14 a.m. and 10:00 a.m. on the one hand and the official Frankfurt fixing of the German National Bank rates in the afternoon on the other hand. In the case of OSI Net Sales or revenue in currencies other than US Dollars, royalties and any other payments shall first be calculated in the foreign currency and then converted to US Dollars, in each case using for ** calculation the foreign currency exchange rate published in The Wall Street Journal on the last day of the preceding month.

                  (b) If NOVARTIS or OSI are obliged to deduct withholding tax on any payments to be made hereunder, the payment shall be made net of withholding tax. NOVARTIS and OSI, as applicable, will deliver to the other party receipts or other evidence of payment issued by the relevant tax authorities to enable it to claim any available double taxation relief."

      (f) The second sentence of Section 5.7 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.7 NOVARTIS is hereby granted an exclusive option to include the treatment of transplant patients (e.g. graft protection), the treatment of ischemia (e.g., angina pectoris and peripheral vascular disease), the treatment of stroke patients, and the treatment of inflammatory bowel disease as additional indications and a nonexclusive option to include any other additional indications relating to the Compound (other than the Discontinued Indications and Licensed Indications) upon making the milestone payment or stock purchase set forth in
                  Section 5.8, as amended, such option to be exercised, if at all, within sixty (60) days of the decision by NOVARTIS to initiate full development of the Product (i.e., Phase IIB or Phase III clinical trials for bone, cartilage or tendon repair, which decision shall be communicated promptly to OSI in writing) or by May 31, 2003, whichever is earlier."

----------

** This portion has been redacted pursuant to a request for confidential treatment.

      (g) Section 5.8 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "5.8 Within sixty (60) days after the earlier of: (a) the date of the decision by NOVARTIS to initiate full development (as defined in Section 5.7) of a Product for bone, cartilage or tendon repair, or (b) the exercise of the option set out in
                  Section 5.7, NOVARTIS agrees to either make a milestone payment of ** in cash to OSI or to purchase ** of OSI common stock at a per share price equal to ** of the average closing price for the 30-day period ending on the date of purchase. Upon making this milestone payment or completion of the stock purchase, such additional indications relating to the Compound shall be deemed to be included in the Licensed Indications. The retention of the rights to such other indications shall be subject to the provisions of the Stock Purchase Agreement."

7. Termination.

      Section 9.4 of the 1995 Agreement shall be deleted in its entirety and replaced with the following:

            "9.4 Termination or expiry of this Agreement shall not affect the rights of any party against the other party in respect of any antecedent breach of the terms hereof, nor the rights or obligations of any party pursuant to the provisions of Clauses 4 and 5 with regard to, in each instance, royalty obligations in respect of the Net Sales and/or revenue from licensees up to the date of termination or expiry, Clause 7 in respect of confidentiality and Clause 10 in respect of indemnities."

8. Schedules.

      Schedules 1 and 2 of the 1995 Agreement shall be deleted in their entirety and replaced with the Schedules attached hereto.

9. Miscellaneous.

      (a) Except as amended hereby, all terms and conditions of the 1995 Agreement shall remain in full force and effect.

----------
** This portion has been redacted pursuant to a request for confidential treatment.

      (b) This Amendment shall be construed and applied in accordance with the laws of the State of New York.

      (c) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

      (d) This Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                OSI PHARMACEUTICALS, INC.

                                By: /s/
                                    --------------------------------------------
                                    Colin Goddard, Ph.D.
                                    President & Chief Executive Officer


                                NOVARTIS PHARMA AG

                                By: /s/
                                    --------------------------------------------
                                    Gisela Schelling
                                    Legal Counsel
                                    Ivan Csendes, Ph.D.
                                    Head Licensing Drug-Delivery & Out-Licensing
                                    Business Development & Licensing

                                   SCHEDULE 1

                        List of OSI Patents/Applications

Country               Application/Patent No.      Filing Date       Expiry Date
-------               ----------------------      -----------       -----------
Australia             600230                      21.04.1986        21.04.2002
Australia             620795                      19.10.1987        19.10.2003
Australia             668072                      17.05.1990        17.05.2006
Australia             659415                      25.06.1991        25.06.2007
Australia             657913                      25.06.1991        25.06.2007
Australia             51628/93                    21.09.1993        21.19.2009
Austria               E83152                      15.04.1986        15.04.2006
Austria               384494 (E)                  20.10.1987        20.10.2007
Austria               536275 (E)                  25.06.1991        25.06.2011
Belgium               200090 (E)                  15.04.1986        15.04.2006
Belgium               384494 (E)                  20.10.1987        20.10.2007
Belgium               536275 (E)                  25.06.1991        25.06.2011
Canada                1274471                     18.04.1986        18.04.2006
Canada                549582-2                    20.10.1987        20.10.2007
Canada                2084510                     25.06.1991        25.06.2011
Denmark               536275 (E)                  25.06.1991        25.06.2011
EPO                   200090 (E)                  15.04.1986        15.04.2006
EPO                   95109866.4                  20.10.1987        20.10.2007
EPO                   536275 (E)                  25.06.1991        25.06.2011
France                200090 (E)                  15.04.1986        15.04.2006
France                384494 (E)                  20.10.1987        20.10.2007
France                536275 (E)                  25.06.1991        25.06.2011
Germany               P3637241.5-08               15.04.1986        15.04.2006
Germany               384494 (E)                  20.10.1987        20.10.2007
Germany               536275 (E)                  25.06.1991        25.06.2011
Greece                384494 (E)                  20.10.1987        20.10.2007
Greece                536275 (E)                  25.06.1991        25.06.2011
Ireland               60059                       14.04.1986        14.04.2006
Ireland               2809/87                     19.10.1987        19.10.2007
Israel                78546                       20.04.1986        20.04.2006
Israel                84211                       19.10.1987        19.10.2007
Israel (Div.)         103617                      20.04.1986        20.04.2006
Italy                 20732BE/93                  15.04.1986        15.04.2006
Italy                 384494 (E)                  20.10.1987        20.10.2007
Italy                 536275 (E)                  25.06.1991        25.06.2011
Japan                 2065324                     18.04.1986
Japan                 265201/87                   20.10.1987
Japan                 513051/91                   25.06.1991
Liechtenstein         200090 (E)                  15.04.1986        15.04.2006
Liechtenstein         384494 (E)                  20.10.1987        20.10.2007
Liechtenstein         536275 (E)                  25.06.1991        25.06.2011
Luxemborg             200090 (E)                  15.04.1986        15.04.2006

Country               Application/Patent No.      Filing Date       Expiry Date
-------               ----------------------      -----------       -----------
Luxemborg             384494 (E)                  20.10.1987        20.10.2007
Luxemborg             536275 (E)                  25.06.1991        25.06.2001
Netherlands           200090 (E)                  15.04.1986        15.04.2006
Netherlands           384494 (E)                  20.10.1987        20.10.2007
Netherlands           536275 (E)                  25.06.1991        25.06.2011
New Zealand           215887                      18.04.1986        18.04.2002
New Zealand           222168                      14.10.1987        14.10.2003
Spain                 554177                      18.04.1986        18.04.2006
Spain                 8702981                     19.10.1987        19.10.2007
Spain                 536275 (E)                  25.06.1991        25.06.2011
Sweden                384494 (E)                  20.10.1987        20.10.2007
Sweden                536275 (E)                  25.06.1991        25.06.2011
Switzerland           200090 (E)                  15.04.1986        15.04.2006
Switzerland           384494 (E)                  20.10.1987        20.10.2007
Switzerland           536275 (E)                  25.06.1991        25.06.2011
United Kingdom        200090 (E)                  15.04.1986        15.04.2006
United Kingdom        384494 (E)                  20.10.1987        20.10.1987
United Kingdom        536275 (E)                  25.06.1991        25.06.2011
USA                   5262319                     25.06.1990        16.11.2010
USA                   08/118197                   19.04.1985*
USA                   08/2940641                  19.04.1985*
USA                   5817625                     21.09.1992        06.10.2015
USA                   5635489                     21.09.1992        03.06.2014
USA                   5821297                     21.09.1992        20.10.2015
USA                   5871724                     21.09.1992        16.02.2016
USA                   08/457097                   19.04.1985

*     Effective filing date

                                   SCHEDULE 2
                            List of Novartis Patents

A. Case 4-17861

Country               Application/Patent No.      Filing Date       Expiry Date
--------------------------------------------------------------------------------
Australia             638075                      27.11.1990        27.11.2006
Austria               433225 (EP)                 27.11.1990        27.11.2010
Belgium               433225 (EP)                 27.11.1990        27.11.2010
Canada                2031430                     04.12.1990        04.12.2010
Denmark               433225 (EP)                 27.11.1990        27.11.2010
Finland               905956                      03.12.1990        03.12.2010
France                433225 (EP)                 27.11.1990        27.11.2010
Germany               433225 (EP)                 27.11.1990        27.11.2010
Great Britain         89275465                    06.12.1989        (priority
                                                                    application;
                                                                    now lapsed)
Great Britain         433225 (EP)                 27.11.1990        27.11.2010
Greece                433225 (EP)                 27.11.1990        27.11.2010
Hungary               8084/1990                   05.12.1990        05.12.2010
Ireland               4386/90                     05.12.1990        05.12.2010
Israel                96549                       05.12.1990        05.12.2010
Italy                 433225 (EP)                 27.11.1990        27.11.2010
Japan                 330871/90                   30.11.1990
Korea                 9881/90                     05.12.1990
Luxembourg            433225 (EP)                 27.11.1990        27.11.2010
Mexico                172600                      04.12.1990        04.12.2010
Netherlands           433225 (EP)                 27.11.1990        27.11.2010
New Zealand           236333                      04.12.1990        04.12.1990
Norway                301768                      05.12.1990        05.12.2010
Pakistan              132484                      10.11.1990        06.12.2005
Philippines           41681                       05.12.1990
Philippines           47025                       05.12.1990
Philippines           48001                       05.12.1990
Portugal              96068                       04.12.1990
South Africa          9762/90                     05.12.1990        05.12.2010
Spain                 433225 (EP)                 27.11.1990        27.11.2010
Sweden                433225 (EP)                 27.11.1990        27.11.2010
Switzerland           433225 (EP)                 27.11.1990        27.11.2010
Taiwan                56999NI                     13.11.1990        11.06.2007
USA                   621502/07                   03.12.1990
USA                   960309/07 (Cont.)           13.10.1992
USA                   201703/08 (Cont. 2)         25.02.1994
USA                   5650494 (Cont. 3)           07.06.1995        22.07.2014
USA                   789588/08 (Cont. 3/Div)     24.01.1997

                             SCHEDULE 2 continued

B.  Case 4-20038

Country               Application/Patent No.      Filing Date       Expiry Date
--------------------------------------------------------------------------------
Australia             690311                      12.07.1995        12.07.2015
Austria               95926857.4 (EP)             12.07.1995        12.07.2015
Belgium               95926857.4 (EP)             12.07.1995        12.07.2015
Canada                2194582                     12.07.1995        12.07.2015
Denmark               95926857.4 (EP)             12.07.1995        12.07.2015
Europe                95926857.4 (EP)             12.07.1995        12.07.2015
Europe                94810438.5 (EP)             25.07.1994        (priority
                                                                    application;
                                                                    lapsed)
Finland               970229                      12.07.1995        12.07.2015
France                95926857.4 (EP)             12.07.1995        12.07.2015
Germany               95926857.4 (EP)             12.07.1995        12.07.2015
Great Britain         95926857.4 (EP)             12.07.1995        12.07.2015
Greece                95926857.4 (EP)             12.07.1995        12.07.2015
Hungary               P9700210                    12.07.1995        12.07.2015
Ireland               95926857.4 (EP)             12.07.1995        12.07.2015
Israel                114701                      24.07.1995        24.07.2015
Italy                 95926857.4 (EP)             12.07.1995        12.07.2015
Japan                 505400/96                   12.07.1995        12.07.2015
Korea-South           700476/97                   12.07.1995        12.07.2015
Luxembourg            95926857.4 (EP)             12.07.1995        12.07.2015
Mexico                970656                      12.07.1995        12.07.2015
Monaco                95926857.4 (EP)             12.07.1995        12.07.2015
Netherlands           95926857.4 (EP)             12.07.1995        12.07.2015
New Zealand           290373                      12.07.1995        12.07.2015
Norway                P970325                     12.07.1995        12.07.2015
Pakistan              395/95                      23.07.1995        23.07.2011
Philippines           50939                       18.07.1995
Portugal              95926857.4 (EP)             12.07.1995        12.07.2015
Singapore             37588                       12.07.1995        12.07.2015
South Africa          6138/95                     24.07.1995        24.07.2015
Spain                 95926857.4 (EP)             12.07.1995        12.07.2015
Sweden                95926857.4 (EP)             12.07.1995        12.07.2015
Switzerland           95926857.4 (EP)             12.07.1995        12.07.2015
Taiwan                84107188                    11.07.1995        11.07.2015
USA                   08/776445                   12.07.1995        12.07.2015
USA                   09/123233 (Cont.)           28.07.1998        24.01.2017

                             SCHEDULE 2 continued

C.  Case 4-20039

Country               Application/Patent No.      Filing Date       Expiry Date
--------------------------------------------------------------------------------
Australia             699879                      12.07.1995        12.07.2015
Austria               95926858.2                  12.07.1995        12.07. 2015
Belgium               95926858.2                  12.07.1995        12.07. 2015
Canada                2194578                     12.07.1995        12.07. 2015
Denmark               95926858.2                  12.07.1995        12.07. 2015
Europe                95926858.2                  12.07.1995        12.07. 2015
Europe                94810439.3                  25.07.1994        (priority
                                                                    application;
                                                                    lapsed)
Finland               970258                      12.07.1995        12.07.2015
France                95926858.2                  12.07.1995        12.07.2015
Germany               95926858.2                  12.07.1995        12.07.2015
Great Britain         95926858.2                  12.07.1995        12.07.2015
Greece                95926858.2                  12.07.1995        12.07.2015
Hungary               P9700211                    12.07.1995        12.07.2015
Ireland               95926858.2                  12.07.1995        12.07.2015
Israel                114702                      24.07.1995        24.07.2015
Italy                 95926858.2                  12.07.1995        12.07.2015
Japan                 505401/96                   12.07.1995        12.07.2015
Korea-South           700477/97                   12.07.1995        12.07.2015
Luxembourg            95926858.2                  12.07.1995        12.07.2015
Mexico                970657                      12.07.1995        12.07.2015
Monaco                95926858.2                  12.07.1995        12.07.2015
Netherlands           95926858.2                  12.07.1995        12.07.2015
New Zealand           290374                      12.07.1995        12.07.2015
Norway                P970326                     12.07.1995        12.07.2015
Pakistan              396/95                      23.07.1995        23.07.2011
Philippines           50956                       19.07.1995
Portugal              95926858.2                  12.07.1995        12.07.2015
Singapore             36546                       12.07.1995        12.07.2015
South Africa          6139/95                     24.07.1995        24.07.2015
Spain                 95926858.2                  12.07.1995        12.07.2015
Sweden                95926858.2                  12.07.1995        12.07.2015
Switzerland           95926858.2                  12.07.1995        12.07.2015
Taiwan                84107189                    11.07.1995        11.07.2015
USA                   08/776444                   12.07.1995        12.07.2015